UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 20, 2007


                           LEVCOR INTERNATIONAL, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  0-50186                  06-0842701
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)


          110 West 40th Street, New York, NY                    10018
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       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (212) 354-8500


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangement of Certain Officers

         On December 20, 2007, Edward H. Cohen resigned from the Board of Directors of Levcor International, Inc. Mr. Cohen's resignation is effective as of the close of business on December 31, 2007.


Item 9.01.  Financial Statements and Exhibits

Exhibits:

None

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LEVCOR INTERNATIONAL, INC.


                                       By: /s/ ROBERT A. LEVINSON
                                           -------------------------------------
                                           Name:  Robert A. Levinson
                                           Title: Chairman, President and
                                                  Chief Executive Officer

December 26, 2007